STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

January 31, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 22.5%
Australia - 2.0%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	43,655,000		30,681,725
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	48,602,000		29,191,108
					59,872,833
Brazil - 2.0%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	0.00	1/1/2026	425,694,000	[b]	58,870,481
Curacao - 2.0%
Merrill Lynch International & Co. CV, Structured Notes, Ser. 3		0.00	1/24/2025	58,934,900	[c]	58,929,007
France - 1.2%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		4,238,633
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	500,000	[d]	483,120
BNP Paribas SA, Jr. Sub. Notes		6.63	3/25/2024	7,505,000	[e]	7,429,950
Credit Agricole SA, Jr. Sub. Notes		7.88	1/23/2024	6,996,000	[d,e]	7,009,992
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000		5,667,922
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	11,944,000	[e]	12,019,008
					36,848,625
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,682,476
Indonesia - .5%
Indonesia, Bonds	IDR	6.38	4/15/2032	164,550,000,000		10,747,343
Indonesia, Bonds	IDR	7.00	2/15/2033	66,910,000,000		4,549,277
					15,296,620
Italy - 1.1%
Intesa Sanpaolo SPA, Gtd. Notes		7.70	9/17/2025	9,506,000	[d,e]	8,997,401
UniCredit SPA, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[e]	5,572,266
UniCredit SPA, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[e]	7,635,969
UniCredit SPA, Jr. Sub. Notes	EUR	7.50	6/3/2026	9,123,000	[e]	9,862,459
					32,068,095
Luxembourg - .2%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		6,476,821
Mexico - 3.1%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	967,120,000	[f]	48,593,536
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	623,140,000		30,519,812

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 22.5% (continued)
Mexico - 3.1% (continued)
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	13,823,000		13,424,544
					92,537,892
Netherlands - .7%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	19,227,000	[e]	18,926,578
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		3,195,935
					22,122,513
Spain - .9%
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[e]	6,448,676
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[e]	7,758,379
Banco Santander SA, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[e]	7,833,069
Banco Santander SA, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[e]	5,555,295
					27,595,419
Sweden - .6%
Svenska Handelsbanken AB, Jr. Sub. Notes		6.25	3/1/2024	3,400,000	[e]	3,352,230
Swedbank AB, Jr. Sub. Notes		5.63	9/17/2024	13,400,000	[e]	13,039,875
					16,392,105
Switzerland - .4%
Credit Suisse Group AG, Jr. Sub. Bonds		5.25	2/11/2027	9,685,000	[e]	7,287,963
Credit Suisse Group AG, Jr. Sub. Notes		7.25	9/12/2025	2,650,000	[e]	2,173,398
UBS Group AG, Jr. Sub. Notes		7.00	1/31/2024	3,604,000	[e]	3,590,377
					13,051,738
United Kingdom - 2.5%
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	19,000,000	[e]	18,533,482
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	7,066,000		8,084,175
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,289,166
Lloyds Banking Group PLC, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[e,f]	9,076,312
Lloyds Banking Group PLC, Jr. Sub. Bonds		7.50	6/27/2024	12,438,000	[e]	12,362,377
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	8,469,000		10,028,263
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		7,764,539
					74,138,314
United States - 5.2%
AT&T, Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	1,381,000		1,607,045
Ball Corp., Gtd. Notes		2.88	8/15/2030	6,402,000		5,257,929
CCO Holdings LLC, Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[d]	3,074,281
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,683,501

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 22.5% (continued)
United States - 5.2% (continued)
Sprint LLC, Gtd. Notes	7.13	6/15/2024	3,786,000		3,871,230
U.S. Treasury Bonds	3.25	5/15/2042	95,497,000		88,633,153
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.04%	4.68	10/31/2023	1,585,400	[g]	1,585,738
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	4.57	4/30/2024	41,938,900	[g]	41,887,283
U.S. Treasury Notes	0.13	3/31/2023	1,571,300		1,560,086
U.S. Treasury Notes	2.50	4/30/2024	1,975,800		1,924,861
United Airlines, Inc., Sr. Scd. Notes	4.38	4/15/2026	1,224,000	[d]	1,163,442
				156,248,549
Total Bonds and Notes (cost $689,090,609)			673,131,488
Description			Shares		Value ($)
Common Stocks - 48.2%
Australia - .4%
OZ Minerals Ltd.			582,125	[h]	11,535,858
Brazil - .5%
B3 SA - Brasil Bolsa Balcao			5,939,370		15,175,153
Canada - .8%
Alamos Gold, Inc., Cl. A			351,764	[f]	3,883,475
Barrick Gold Corp.			969,667	[f]	18,956,990
				22,840,465
China - .8%
LONGi Green Energy Technology Co. Ltd., CI. A			2,197,519	[h]	15,745,953
NARI Technology Co. Ltd., Cl. A			2,103,988	[h]	8,235,037
				23,980,990
Finland - .5%
Neste OYJ			300,576	[h]	14,333,295
France - 1.5%
LVMH SE			26,817		23,426,907
Sanofi			229,230	[h]	22,525,668
				45,952,575
Germany - 1.3%
Bayer AG			635,888	[h]	39,442,329
Guernsey - .0%
Amedeo Air Four Plus Ltd.			2,136,949		1,054,735
Hong Kong - 1.7%
AIA Group Ltd.			2,902,200	[h]	32,773,128
Link REIT			2,153,100		17,321,822
				50,094,950
India - .6%
Housing Development Finance Corp. Ltd.			559,848	[h]	17,974,229

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 48.2% (continued)
Indonesia - .6%
Bank Mandiri Persero TBK Pt	26,103,000	[h]	17,360,224
Ireland - 3.1%
ICON PLC	123,089	[h]	28,397,863
Medtronic PLC	287,013		24,020,118
Ryanair Holdings PLC, ADR	196,708	[h]	17,807,975
Trane Technologies PLC	120,463		21,577,333
		91,803,289
Israel - .7%
SolarEdge Technologies, Inc.	69,944	[h]	22,321,229
Japan - .4%
Sony Group Corp.	129,600		11,569,398
Netherlands - 1.3%
ASML Holding NV	24,870		16,470,487
Universal Music Group NV	855,149	[h]	21,877,168
		38,347,655
South Korea - .7%
Samsung SDI Co.	39,546		22,187,016
Switzerland - 1.9%
Lonza Group AG	33,855		19,326,972
Nestle SA	320,791	[h]	39,146,591
		58,473,563
United Kingdom - 14.0%
3i Group PLC	782,652		15,261,599
Anglo American PLC	492,751	[h]	21,239,825
AstraZeneca PLC	381,615	[h]	49,929,874
BAE Systems PLC	3,807,425	[h]	40,238,847
Burberry Group PLC	642,079		19,529,174
Diageo PLC	566,072		24,594,478
Informa PLC	2,347,936	[h]	19,394,534
Linde PLC	83,837		27,745,017
Prudential PLC	1,510,338	[h]	25,028,209
RELX PLC	1,042,388	[h]	30,979,177
SDCL Energy Efficiency Income Trust PLC	18,047,202		20,914,587
Shell PLC	2,939,198		86,330,880
Unilever PLC	730,496		37,040,094
		418,226,295
United States - 17.4%
Bank of America Corp.	796,596		28,263,226
Booking Holdings, Inc.	14,490	[h]	35,270,110
CME Group, Inc.	114,764		20,274,208
ConocoPhillips	633,921		77,255,952
Dominion Energy, Inc.	502,758		31,995,519
Eli Lilly & Co.	74,848		25,758,939

Description				Shares		Value ($)
Common Stocks - 48.2% (continued)
United States - 17.4% (continued)
Exelon Corp.				1,453,145		61,308,188
Hess Corp.				147,956		22,217,073
Hubbell, Inc.				104,545		23,931,396
Lockheed Martin Corp.				68,932		31,933,438
Marathon Petroleum Corp.				138,007		17,736,660
Microsoft Corp.				132,933		32,942,127
Newmont Corp.				88,039		4,659,904
NextEra Energy, Inc.				197,899		14,769,202
Norfolk Southern Corp.				63,488		15,605,985
NOV, Inc.				266,322		6,508,910
Schlumberger Ltd.				107,432		6,121,475
TE Connectivity Ltd.				91,053		11,577,389
The Cooper Companies				104,711		36,536,809
The Goldman Sachs Group, Inc.				47,012		17,197,460
					521,863,970
Total Common Stocks (cost $1,242,592,017)				1,444,537,218
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .9%
Call Options - .6%
FTSE 100 Index, Contracts 3,260	GBP	7,850	3/17/2023	255,910,000		2,994,223
S&P 500 Index, Contracts 2,326		4,100	2/17/2023	953,660,000		13,023,274
S&P 500 Index, Contracts 371		4,125	3/17/2023	153,037,500		2,292,409
					18,309,906
Put Options - .3%
Euro Stoxx 50 Price EUR, Contracts 8,539	EUR	3,850	6/16/2023	328,751,500		7,909,264
Total Options Purchased (cost $35,304,720)				26,219,170

Exchange-Traded Funds - 6.5%
United States - 6.5%
iShares Gold Trust				1,787,156	[h,i]	65,392,038
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF				1,258,287		63,744,819
SPDR Gold Shares				362,187	[h,i]	64,979,970
U.S. Copper Index Fund				3,471	[h,i]	88,996
Total Exchange-Traded Funds (cost $175,981,967)				194,205,823
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 14.9%
Closed-end Investment Companies - 5.8%
Aquila European Renewables PLC				17,643,621		16,925,339

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 14.9% (continued)
Closed-end Investment Companies - 5.8% (continued)
BBGI Global Infrastructure SA		4,581,649	[h]	8,657,575
Cordiant Digital Infrastructure Fund Ltd.		8,976,093	[d,f]	9,412,637
Greencoat UK Wind PLC		18,901,726		37,285,931
JLEN Environmental Assets Group Ltd. Foresight Group Holdings		4,341,058		6,490,778
Riverstone Credit Opportunities Income PLC		3,871,998		3,611,371
The BioPharma Credit Fund PLC		23,629,116	[f,h]	22,615,075
The Gresham House Energy Storage Fund PLC		7,086,243	[f]	14,007,463
The Hipgnosis Songs Fund Ltd.		12,886,513	[f]	13,262,500
The Octopus Renewables Infrastructure Trust Fund PLC		9,442,036		11,885,988
The Renewables Infrastructure Group Ltd.		12,558,940		20,179,845
US Solar Fund PLC		12,016,238		9,972,879
			174,307,381
Registered Investment Companies - 9.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4.41	271,146,709	[j]	271,146,709
Total Investment Companies (cost $454,581,302)		445,454,090

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $26,061,062)	4.41	26,061,062	[j]	26,061,062
Total Investments (cost $2,623,611,677)		93.9%	2,809,608,851
Cash and Receivables (Net)		6.1%	183,161,944
Net Assets		100.0%	2,992,770,795

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities were valued at $30,140,873 or 1.01% of net assets.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Security, or portion thereof, on loan. At January 31, 2023, the value of the fund’s securities on loan was $23,943,393 and the value of the collateral was $27,584,684, consisting of cash collateral of $26,061,062 and U.S. Government & Agency securities valued at $1,523,622. In addition, the value of collateral may include pending sales that are also on loan.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Non-income producing security.

i These securities are wholly-owned by the Subsidiary referenced in Note 1.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	1,184	3/15/2023	102,094,969[a]	100,642,828	(1,452,141)
Euro-Bond	591	3/8/2023	87,878,344[a]	87,907,623	29,279
Hang Seng	1,251	2/27/2023	179,837,577[a]	174,715,456	(5,122,121)
Mini MSCI Emerging Markets Index	1,128	3/17/2023	59,435,963	58,915,440	(520,523)
U.S. Treasury Long Bond	2,010	3/22/2023	256,530,604	261,048,750	4,518,146
Futures Short
DAX	310	3/17/2023	122,087,704[a]	127,847,209	(5,759,505)
DJ Euro Stoxx 50	4,157	3/17/2023	178,381,907[a]	188,499,275	(10,117,368)
E-mini Nasdaq-100	807	3/17/2023	190,619,501	196,133,280	(5,513,779)
Standard & Poor's 500 E-mini	2,368	3/17/2023	471,262,583	484,256,000	(12,993,417)
Gross Unrealized Appreciation				4,547,425
Gross Unrealized Depreciation				(41,478,854)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Euro Stoxx 50 Price EUR, Contracts 3,557	4,300	3/17/2023	152,951,000	EUR	(1,314,778)
FTSE 100 Index, Contracts 3,260	8,050	3/17/2023	262,430,000	GBP	(763,627)
S&P 500 Index, Contracts 2,326	4,225	2/17/2023	982,735,000		(2,930,760)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:(continued)
S&P 500 Index, Contracts 746	4,300	3/17/2023	320,780,000		(1,439,780)
Put Options:
Euro Stoxx 50 Price EUR, Contracts 8,539	3,550	6/16/2023	303,134,500	EUR	(3,852,517)
Hang Seng Index February Future, Contracts 946	19,700	2/17/2023	931,810,000	HKD	(199,065)
Meta Platforms Inc, Contracts 2,282	125.00	2/3/2023	28,525,000		(257,866)
Paypal Holdings Inc, Contracts 2,858	75.00	2/10/2023	21,435,000		(434,416)
S&P 500 Index, Contracts 371	3,800	3/17/2023	140,980,000		(1,036,945)
Tesla Inc, Contracts 1,730	145.00	2/10/2023	25,085,000		(134,940)
Total Options Written (premiums received $21,770,170)					(12,364,694)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Hong Kong Dollar	108,343,661	United States Dollar	13,894,414	2/15/2023	(65,154)
CIBC World Markets Corp.
Australian Dollar	13,732,575	United States Dollar	9,667,288	3/16/2023	42,818
Japanese Yen	1,637,418,344	United States Dollar	12,476,492	2/15/2023	128,669
Swiss Franc	11,111,643	United States Dollar	11,746,205	2/15/2023	410,653
Hong Kong Dollar	183,483,323	United States Dollar	23,520,489	2/15/2023	(100,213)
United States Dollar	38,010,377	Hong Kong Dollar	297,609,802	2/15/2023	22,708
Euro	34,333,306	United States Dollar	37,362,507	4/18/2023	142,637
Citigroup Global Markets Inc.
Swiss Franc	2,211,132	United States Dollar	2,260,484	2/15/2023	158,637

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc.(continued)
United States Dollar	11,379,492	Japanese Yen	1,637,418,344	2/15/2023	(1,225,669)
J.P. Morgan Securities LLC
United States Dollar	1,711,834	Hong Kong Dollar	13,418,766	2/15/2023	(971)
British Pound	1,263,106	United States Dollar	1,554,737	4/18/2023	5,096
RBS Securities, Inc.
Danish Krone	3,163,187	United States Dollar	456,220	3/16/2023	7,509
United States Dollar	8,811,049	Danish Krone	61,838,472	3/16/2023	(254,583)
Euro	18,798,040	United States Dollar	20,465,287	4/18/2023	69,385
United States Dollar	24,945,107	Euro	23,168,764	4/18/2023	(364,073)
United States Dollar	65,490,531	Swiss Franc	63,714,100	2/15/2023	(4,216,829)
Japanese Yen	1,962,384,789	United States Dollar	15,447,993	4/18/2023	(208,679)
State Street Bank and Trust Company
United States Dollar	589,904,494	British Pound	489,534,298	4/18/2023	(14,630,372)
Hong Kong Dollar	53,095,430	United States Dollar	6,783,204	2/15/2023	(5,969)
Japanese Yen	7,841,661,877	United States Dollar	61,308,854	4/18/2023	(412,769)
Euro	311,343,700	United States Dollar	339,123,712	4/18/2023	983,069
United States Dollar	884,876,168	Euro	827,278,697	4/18/2023	(18,829,590)
Swiss Franc	2,448,024	United States Dollar	2,657,524	2/15/2023	20,773
British Pound	53,295,833	United States Dollar	65,536,002	4/18/2023	279,998
Danish Krone	62,986,389	United States Dollar	9,243,307	3/16/2023	(9,389)
Australian Dollar	29,867,129	United States Dollar	20,178,357	3/16/2023	940,259
United States Dollar	108,100,020	Australian Dollar	160,274,158	3/16/2023	(5,227,525)
United States Dollar	15,433,798	South Korean Won	20,956,781,930	2/15/2023	(1,588,657)
UBS Securities LLC
Euro	85,934,490	United States Dollar	93,309,387	4/18/2023	564,048
United States Dollar	3,846,687	Hong Kong Dollar	30,092,602	2/15/2023	5,591

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Gross Unrealized Appreciation					3,781,850
Gross Unrealized Depreciation					(47,140,442)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation ($)
Barclays NIM3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc.at maturity	Barclays Capital, Inc.	11/30/23	56,932,037	681,747
Barclays NIF3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc.at maturity	Barclays Capital, Inc.	12/1/23	58,495,655	934,249
Gross Unrealized Appreciation					1,615,996

1 Underlying reference is the Index which is a basket of underlying securities listed within Custom Basket Table. Payment to or from Counterparties is based on the comparative variance of the underlying components.

See notes to financial statements.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays NIF3 Index
S&P 500 Variance Swap	01/27/2023	3/2/2023	19.53	86,343	USD	100%
Barclays NIM3 Index
S&P 500 Variance Swap	01/30/2023	6/2/2023	21.10	97,112	USD	100%

STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

January 31, 2023 (Unaudited)

The following is a summary of the inputs used as of January 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	324,387,085		-	324,387,085
Equity Securities - Common Stocks	701,749,123	742,788,095	††	-	1,444,537,218
Exchange-Traded Funds	194,205,823	-		-	194,205,823
Foreign Governmental	-	213,153,282		-	213,153,282
Investment Companies	297,207,771	174,307,381	††	-	471,515,152
U.S. Treasury Securities	-	135,591,121		-	135,591,121
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	3,781,850		-	3,781,850
Futures†††	4,547,425	-		-	4,547,425
Options Purchased	26,219,170	-		-	26,219,170
Swap Agreements†††	-	1,615,996		-	1,615,996
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(47,140,442)		-	(47,140,442)
Futures†††	(41,478,854)	-		-	(41,478,854)
Options Written	(12,229,754)	(134,940)		-	(12,364,694)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board.These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At January 31, 2023, accumulated net unrealized appreciation on investments was $185,997,174, consisting of $286,686,402 gross unrealized appreciation and $100,689,228 gross unrealized depreciation.

At January 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.